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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)                  April 13, 2004
                                                             -------------------



                           ACACIA RESEARCH CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                    000-26068                    95-4405754
---------------------------   ------------------------       -------------------
State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
     of Incorporation)                                       Identification No.)



500 NEWPORT CENTER DRIVE, NEWPORT BEACH, CALIFORNIA                     92660
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     (Address of Principal Executive Offices)                         (Zip Code)



                                 (949) 480-8300
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              (Registrant's Telephone Number, Including Area Code)



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On April 13, 2004, Acacia Research Corporation (the "Company") entered into a Placement Agency Agreement with Thomas Weisel Partners LLC and Brean Murray & Co., Inc. relating to the offering of 3,000,000 shares (the "Offered Shares") of the Company's Acacia Research-CombiMatrix common stock, par value $0.001 per share, pursuant to the Company's Registration Statement on Form S-3 (File No. 333-112885). A copy of such agreement is attached hereto as Exhibit 1.1. The Company filed a base prospectus and a prospectus supplement relating to the issuance and sale of the Offered Shares with the Securities and Exchange Commission on March 17, 2004 and April 14, 2004, respectively.

On April 14, 2004, the Company issued a press release relating to the issuance and sale of the Offered Shares. A copy of such press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

               Number                            Description
               ------                            -----------

                  1.1 Placement Agency Agreement dated April 13, 2004 by and among the Company, Thomas Weisel Partners LLC and Brean Murray & Co., Inc.

                  99.1     Press Release issued by the Company on April 14, 2004


                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                    ACACIA RESEARCH CORPORATION


Date:  April 14, 2004               By:     /s/  Paul R. Ryan
                                         ---------------------------------------
                                          Paul R. Ryan
                                          Chairman and Chief Executive Officer

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                                         EXHIBIT INDEX
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    Exhibit No.      Description                                                       Page No.
    -----------      -----------                                                       --------


       1.1           Placement Agency Agreement dated April 13,  2004 by and
                     among the Company, Thomas Weisel Partners LLC and Brean
                     Murray & Co., Inc.                                                   1.1-1

      99.1           Press Release issued by the Company on April 14, 2004               99.1-1

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